UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2014

STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11634 (Commission File Number)	95-3797439 (I.R.S. Employer Identification No.)
1911 Walker Ave, Monrovia, California (Address of principal executive offices)		91016 (Zip Code)

                                    Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan

On June 9, 2014, at the annual meeting of our stockholders, our stockholders approved an amendment to the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan, as noted in Item 5.07 below. Their approval also served as approval for purposes of section 162(m) of the US Internal Revenue Code. The amendment to the plan increased the number of shares of our common stock that are reserved for issuance under the plan by 1.5 million shares.

A description of the material terms of the plan, including the amendments, was included in our 2014 proxy statement filed with the Securities and Exchange Commission on May 5, 2014, and the proxy statement’s description of the plan and its terms are incorporated here by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2014, at our annual meeting of stockholders, our stockholders (i) elected the seven nominees listed below to serve on our board of directors; (ii) approved the amendment of the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan; (iii) approved the amendment of Restated Certificate of Incorporation and Amended and Restated Bylaws; (iv) ratified the selection of BDO USA, LLP as our independent auditors for the fiscal year ending January 2, 2015; and (v) favorably voted in an advisory vote to approve the compensation of our named executive officers.

	For	Withheld
Item of Business No. 1: Election of the following seven nominees to serve for a one-year term until our annual meeting of stockholders in 2015:

Mark Logan	26,708,870	147,316
Barry Caldwell	26,801,009	55,177

Charles Slacik	26,801,009	55,177
Richard A. Meier	26,713550	142,636

John C. Moore	26,709,320	146,866
Kathryn Tunstall	26,646,059	210,127

Caren Mason	26,733,518	122,668

	For	Against	Abstain
Item No. 2:

Amendment of the Amended and Restated STAAR Surgical
Company 2003 Omnibus Equity Incentive Plan	24,548,639	2,044,289	263,258

	For	Against	Abstain

Item No. 3:

Amendment of the Restated Certificate of Incorporation and
Amended and Restate By laws	33,687,164	755,526	171,217

Item No. 4:

Ratification of Auditors	34,477,420	39,265	97,222

Item No. 5:

Approval, on an advisory basis, of the
compensation of STAAR’s name executive officers	26,188,058	632,674	35,454

Item 7.01. Regulation FD Disclosure.

On June 9, 2014, the Company published a press release regarding the results of our annual meeting of stockholders. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits:	Description of Document
5.03	Restated Certificate of Incorporation.
5.03	Amended and Restated Bylaws.
10.1	Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan (incorporated by reference to Appendix A of STAAR’s Proxy Statement filed May 5, 2014).
99.1	Press release of the Company dated June 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2014	STAAR Surgical Company

	By:	/s/ Barry Caldwell
Barry Caldwell
President and Chief Executive Officer